Exhibit 99.1

Montana Technologies Announces First Quarter 2024 Results

Ronan, MT, May 20, 2024 - Montana Technologies Corporation (NASDAQ: AIRJ) (“Montana Technologies”), the developer of AirJoule®, a transformational atmospheric thermal energy and water harvesting technology, today announced its first quarter results.

Key Highlights

●	Closed business combination (the “Business Combination”) with Montana Technologies LLC (“Legacy Montana”) and renamed the combined company “Montana Technologies Corporation”

o	$50 million minimum cash condition was exceeded by securing private investments led by Carrier Global Corporation (“Carrier”), Rice Investment Group, and GE Vernova, among other third parties (the “Capital Raise”)

o	Upon completion of the Business Combination, Montana Technologies’ common stock and warrants began trading on the Nasdaq Capital Market under new ticker symbols “AIRJ” and “AIRJW,” respectively

●	Formed a joint venture with GE Vernova to advance and commercialize transformational air conditioning and atmospheric water harvesting products featuring AirJoule® technology

o	The joint venture is led by Bryan Barton, formerly the Senior Director of Marketing, Ventures, and Incubation at GE Vernova

●	Entered into joint commercialization agreement term sheets with Carrier to develop and commercialize the AirJoule® dehumidifying and cooling technology for heating, ventilation, and air conditioning (“HVAC”) solutions in the Americas, Europe, India, and the Middle East

●	Ended the quarter with $37 million of cash on the balance sheet

Executive Commentary

Matt Jore, Chief Executive Officer of Montana Technologies stated, “We are excited to have completed our Business Combination and for Montana Technologies to be listed on Nasdaq. This represents a critical milestone for the company and will enable us, along with our strategic partners, to focus on developing and deploying our atmospheric thermal energy and water harvesting systems worldwide as a response to climate change and water scarcity. In addition, the recently announced partnerships with GE Vernova and Carrier showcase how our proprietary AirJoule® technology has been embraced by industry leaders; these partnerships will open our company and technology into two enormous target markets, HVAC and atmospheric water harvesting. We believe these actions place the company on a path to create a more equitable and sustainable future by fundamentally changing how we optimize increasingly scarce energy and water resources to create a better quality of life for all.”

Pat Eilers, Executive Chairman, stated, “Montana Technologies met the core criteria of a clean tech solutions provider we were searching for when we started the process with Power & Digital Infrastructure Acquisition II Corp. Montana Technologies, through its proprietary AirJoule® units, has created a transformational technology that provides significant energy efficiency gains in HVAC and atmospheric water harvesting applications, and it addresses two of the world’s most problematic issues, energy efficiency and water scarcity. We are thrilled to have completed this transaction, and I am excited to take on the role of Executive Chairman. I look forward to partnering with our newly announced management team to deliver value in the public markets.”

Commercialization Agreement with Carrier

On January 8, 2024, Legacy Montana and Carrier, a global leader in intelligent climate and energy solutions, announced that they had entered into a binding term sheet related to a commercial collaboration to develop and commercialize the AirJoule® dehumidification and cooling technology. Subject to certain milestones, Legacy Montana granted Carrier the exclusive right to commercialize the AirJoule® technology into HVAC equipment in the Americas for a period of three years. Legacy Montana, acting through an affiliated joint venture, also provided Carrier with a non-exclusive right to commercialize the AirJoule® technology into HVAC equipment in Europe, India, and the Middle East.

Carrier also committed $10 million in growth equity to Legacy Montana, which was conditional upon the successful raise of at least $50 million in aggregate capital commitments. This condition was achieved with the successful Capital Raise that occurred in conjunction with the closing of the Business Combination in March 2024. Following the Business Combination, Montana Technologies expanded its Board of Directors with the appointment of Ajay Agrawal, Senior Vice President, Global Services, Business Development and Chief Strategy Officer at Carrier.

Joint Venture Agreement with GE Vernova

On January 29, 2024, Legacy Montana announced an agreement to form a joint venture with GE Vernova, a global leader in electrification, decarbonization, and energy solutions, to incorporate GE Vernova’s proprietary sorbent materials into systems that utilize Montana’s patented AirJoule® dehumidification, air conditioning, and atmospheric water harvesting technology.

The AirJoule® technology utilizes advanced sorbents and a self-regenerating pressure swing adsorption system to harvest thermal energy and pure water from air. GE Vernova, a recognized leader in the development of advanced materials technology for industrial systems, also seeks to deploy novel sorbent-based solutions that can enable a zero-carbon emissions future. Incorporating GE Vernova’s sorbent innovations into AirJoule® technology will enhance the performance of the joint venture’s energy-saving HVAC components as well as its atmospheric water harvesting products.

The joint venture closed on March 4, 2024. In addition, GE Vernova made an equity investment in Montana Technologies in conjunction with the Capital Raise. GE Vernova’s Advanced Research team is providing support to the joint venture’s R&D function, and Bryan Barton, formerly the Senior Director of Marketing, Ventures, and Incubation at GE Vernova, joined the joint venture full-time as its Chief Executive Officer. Dr. Barton is currently focused on expanding the joint venture team, advancing AirJoule® prototypes, and managing initial pilot projects with key potential customers for the HVAC components and atmospheric water harvesting products.

Completion of Business Combination

On March 14, 2024, Power & Digital Infrastructure Acquisition II Corp. (“XPDB“) completed the Business Combination with Legacy Montana, which was originally announced on June 5, 2023. Upon completion of the Business Combination, the combined entity was renamed “Montana Technologies Corporation,” and its common stock and warrants began trading on the Nasdaq Capital Market under new ticker symbols “AIRJ” and “AIRJW”, respectively.

In conjunction with the Business Combination, the Capital Raise, led by investments from Carrier, the Rice Investment Group, and GE Vernova, and, together with amounts from XPDB’s trust account, exceeded the $50 million cash required to satisfy the related closing condition.

Recent Additions to the Board of Directors and Management Team

As part of the XPDB shareholder approval of the Business Combination, XPDB shareholders elected the following individuals as directors of Montana Technologies:

●	Pat Eilers, Founder and Managing Partner of Transition Equity Partners;

●	Max Baucus, Former Ambassador to China and Six-Term United States Senator from the State of Montana;

●	Paul Dabbar, Former Undersecretary of the Department of Energy for Science and current Chief Executive Officer and Co-Founder of Bohr Quantum Technology;

●	Matt Jore, Chief Executive Officer of Montana Technologies;

●	Stu Porter, Founder, Chief Executive Officer and Chief Investment Officer of Denham Capital; and

●	Marwa Zaatari, Founder and Chief Scientist of D-Zine Partners

Subsequent to the completion of the Business Combination, the following individuals were appointed as directors of Montana Technologies:

●	Ajay Agrawal, Senior Vice President, Global Services, Business Development and Chief Strategy Officer at Carrier Global Corporation; and

●	Kyle Derham, Partner at Rice Investment Group

On May 7, 2024, Montana Technologies named Pat Eilers as Executive Chairman and appointed the following executives to its management team:

●	Stephen Pang, Chief Financial Officer;

●	Chad MacDonald, Chief Legal Officer; and

●	Tom Divine, Vice President, Investor Relations and Finance

Quarterly Report on Form 10-Q

Montana Technologies’ financial statements and related footnotes will be available in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, which is expected to be filed with the Securities and Exchange Commission on May 20, 2024.

Investor Update Webcast

Montana Technologies has provided investors with an earnings call webcast. Interested parties may view the webcast by visiting the investor section of Montana Technologies’ website at www.mt.energy and clicking on the webcast link.

About Montana Technologies Corporation

Montana Technologies Corporation is a publicly traded company that holds the intellectual properties that make up the AirJoule® system, an atmospheric thermal energy and water harvesting technology that provides efficient and sustainable air conditioning and pure water from air. For more information, visit www.mt.energy.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding Montana Technologies and its future financial and operational performance, as well as its strategy, future operations, estimated financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this press release, including any oral statements made in connection therewith, the words “could,” “may,” “will,” “should,” “anticipate,” “believe,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Montana Technologies expressly disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements herein, to reflect events or circumstances after the date of this press release.

Montana Technologies cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond Montana Technology’s control. These risks include, but are not limited to, our status as an early stage Company with limited operating history, which may make it difficult to evaluate the prospects for our future viability; our initial dependence on revenue generated from a single product; significant barriers we face to deploy our technology; the dependence of our commercialization strategy on our relationships with BASF, CATL, Carrier, GE Vernova, and other third parties history of losses, and the other risks and uncertainties described under the heading “Risk Factors” in our SEC filings including in our Registration Statement (See Risk Factors) on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2024. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Montana Technology’s SEC Filings are available publicly on the SEC’s website at www.sec.gov, and readers are urged to carefully review and consider the various disclosures made in such filings.

MONTANA TECHNOLOGIES CORPORATION
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2024	2023
Assets
Current assets
Cash	$37,429,270	$375,796
Prepaid expenses and other assets	486,338	126,971
Total current assets	37,915,608	502,767
Operating lease right-of-use asset	170,117	49,536
Property and equipment, net	4,137	3,832
In-process research and development	365,300,000	—
Goodwill	247,233,000	—
Total assets	$650,622,862	$556,135

Liabilities and Stockholders’ equity (deficit)
Current liabilities
Accounts payable	$431,774	$2,518,763
Accrued transaction fees	3,077,107	3,644,100
Other accrued expenses	6,781,239	244,440
Due to related parties	1,440,000	—
Operating lease liability, current	22,981	22,237
Total current liabilities	11,753,101	6,429,540
Earnout Shares liability	61,393,000	—
True Up Shares liability	286,000	—
Subject Vesting Shares liability	14,217,000	—
Operating lease liability, non-current	147,858	27,299
Total liabilities	$87,796,959	$6,456,839
Commitments and contingencies (Note 12)
Stockholders’ equity (deficit)
Preferred stock, $0.0001 par value; 25,000,000 authorized shares and 0 shares issued and outstanding as of March 31, 2024 and December 31, 2023	$—	$—
Class A Common stock, $0.0001 par value; 600,000,000 authorized shares and 49,063,770 and 32,731,583 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	4,907	3,274
Class B Common stock, $0.0001 par value; 50,000,000 authorized shares and 4,759,642 shares issued and outstanding as of March 31, 2024 and December 31, 2023	476	476
Subscription receivable	(6,000,000)	—
Additional paid-in capital	—	11,263,647
Accumulated deficit	(43,686,098)	(17,168,101)
Total Montana Technologies Corporation stockholders’ equity (deficit)	(49,680,715)	(5,900,704)
Non-controlling interests	612,506,618	—
Total stockholders’ equity (deficit)	562,825,903	(5,900,704)
Total liabilities and stockholders’ equity (deficit)	$650,622,862	$556,135

MONTANA TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended March 31,
	2024	2023
Costs and expenses:
General and administrative	$827,576	$218,175
Research and development	896,613	604,944
Sales and marketing	37,725	10,423
Depreciation and amortization	1,145	1,085
Loss from operations	(1,763,059)	(834,627)

Other expenses, net:
Interest income	38,236	—
Change in fair value of Earnout Shares liability	(7,672,000)	—
Change in fair value of True Up Shares liability	269,000
Change in fair value of Subject Vesting Shares	(2,425,000)	—
Total other expenses, net	(9,789,764)	—

Loss before income taxes	(11,552,823)	(834,627)
Income tax expense	—	—
Net loss	$(11,552,823)	$(834,627)
Net loss attributable to non-controlling interests	(26,382)	—
Net loss attributable to common stockholders of the Company	$(11,526,441)	$(834,627)

Weighted average Class A common stock outstanding, basic and diluted	36,916,955	32,599,213
Basic and diluted net loss attributable to common stockholders, Class A common stock	$(0.28)	$(0.02)
Weighted average Class B common stock outstanding, basic and diluted	4,759,642	4,759,642
Basic and diluted net loss attributable to common stockholders, Class B common stock	$(0.28)	$(0.02)

MONTANA TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Three Months Ended March 31,
	2024	2023
Cash Flows from Operating Activities
Net loss	$(11,552,823)	$(834,627)
Adjustment to reconcile net loss to cash used in operating activities
Depreciation and amortization	1,145	1,085
Amortization of operating lease right-of-use assets	52,068	5,211
Change in fair value of Earnout Shares liability	7,672,000	—
Change in fair value of True Up Shares liability	(269,000)	—
Change in fair value of Subject Vesting Shares liability	2,425,000	—
Changes in operating assets and liabilities:
Prepaid Expenses and Other Assets	15,010	12,576
Operating lease liabilities	(51,346)	(5,211)
Accounts payable	(2,674,319)	40,279
Accrued expenses, accrued transaction costs and other liabilities	(1,057,718)	(22,948)
Net cash used in operating activities	(5,439,983)	(803,635)

Cash flows from Investing Activities
Purchases of fixed assets	(1,450)	—
Net cash used in investing activities	(1,450)	—

Cash flows from Financing Activities
Proceeds from the exercise of warrants	45,760	—
Proceeds from the exercise of options	56,250	—
Proceeds from the issuance of common stock	43,365,000	255,861
Transaction costs - recapitalization	(972,103)	—
Net cash provided by financing activities	42,494,907	255,861
Net increase (decrease) in cash	37,053,474	(547,774)
Cash, beginning of period	375,796	5,211,486
Cash, end of the period	$37,429,270	4,663,712

Non-Cash investing and financing activities:
Initial recognition of earnout shares liability	$53,721,000	$—
Initial recognition of True Up Shares liability	555,000	—
Initial recognition of Subject Vesting Shares liability	11,792,000	—
Initial recognition of ROU asset and operating lease liability	172,649	—
Liabilities combined in recapitalization, net	8,680,477	—
Acquisition of business from GE Vernova in exchange for issuing non-controlling interests	612,533,000	—

Supplemental Cash flow information:
Taxes paid	—	—

Contacts

Investor Relations

Tom Divine – Vice President, Investor Relations and Finance

investors@mt.energy

Media:

Kekst CNC

MTMediaInquiries@kekstcnc.com